                                                                   EXHIBIT 10.33



                      FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of December 26, 1996 (this "Amendment"), amends the Amended and Restated Credit Agreement, dated as of October 21, 1996 (as heretofore amended, supplemented or otherwise modified, the "Credit Agreement"), among NORRELL CORPORATION, a Georgia corporation (the "Company"), the various financial institutions parties thereto (collectively, the "Lenders"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent for the Lenders (in such capacity, the "Agent") and SUNTRUST BANK, ATLANTA, as co-agent for the Lenders (in such capacity, the "Co-Agent").

                             W I T N E S S E T H :

         WHEREAS, the Company, Bank of America Illinois, SunTrust Bank, Atlanta, First Union National Bank of Georgia (collectively, the "Existing Lenders"), the Agent and the Co-Agent are parties to the Credit Agreement, which provides for, among other things, a committed revolving credit facility of $95,000,000 and a provision for competitive bid loans in an aggregate principal amount not to exceed $45,000,000 at any one time outstanding;

         WHEREAS, in connection with the acquisition by the Company of 100% of the issued and outstanding capital and preferred stock and all vested and unvested stock rights of Comtex Information Systems, Inc. (the "Acquisition"), the Company has requested that the Commitment Amount (as defined in the Credit Agreement) be increased to $150,000,000 and that the Credit Agreement be amended in certain other respects;

         WHEREAS, Wachovia Bank of Georgia, N.A. and The Sakura Bank, Limited (collectively, the "New Lenders") have been invited to become Lenders under the Credit Agreement, as amended hereby;

         WHEREAS, the Existing Lenders are willing to increase the Commitment Amount and the New Lenders are willing to become parties to the Credit Agreement, as amended hereby, all on the terms and subject to the conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

A.       DEFINED TERMS

         Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings assigned thereto in the Credit Agreement.


B.       AMENDMENTS

         1. Amendment of Title Page. The title page of the Credit Agreement is hereby amended by deleting the amount "$95,000,000" appearing thereon.

         2. Amendments of Section 1.1 (Defined Terms). Section 1.1 of the Credit Agreement is hereby amended by deleting therefrom the definitions of "Applicable Margin", "Borrowing Base", "Commitment Amount", and "Percentage" in their entirety and substituting therefor the following:

                 "'Applicable Margin' means, with respect to the interest rate applicable to each Committed Loan, the Facility Fee or Letter of Credit Fee, the amount (expressed as a percentage rate per annum) shown below:

                 (a) if the Company's Funded Debt Ratio is greater than 3.25 to 1:

                 Type of Rate or Fee                          Applicable Margin
                 -------------------                          -----------------
                 Eurodollar - Based Rate                            1.000%
                 Reference Rate - Based Rate                         .000%
                 Facility Fee                                        .250%
                 Letter of Credit Fee                               1.000%

                 (b)  if the Company's Funded Debt Ratio is greater than 3.0 to
         1.0 but less than or equal to 3.25 to 1.0:

                 Type of Rate or Fee                           Applicable Margin
                 -------------------                           ----------------
                 Eurodollar - Based Rate                             .675%
                 Reference Rate - Based Rate                         .000%
                 Facility Fee                                        .200%
                 Letter of Credit Fee                                .675%

                 (c)  if the Company's Funded Debt Ratio is greater than 2.6 to
         1.0 but less than or equal to 3.0 to 1.0:

                 Type of Rate or Fee                           Applicable Margin
                 -------------------                           -----------------
                 Eurodollar - Based Rate                             .500%
                 Reference Rate - Based Rate                        -.250%
                 Facility Fee                                        .150%
                 Letter of Credit Fee                                .500%

                 (d)      if the Company's Funded Debt Ratio is greater than
         1.6 to 1.0 but less than or equal to 2.6 to 1.0:

                 Type of Rate or Fee                           Applicable Margin
                 -------------------                           -----------------
                 Eurodollar - Based Rate                             .325%
                 Reference Rate - Based Rate                        -.500%
                 Facility Fee                                        .125%
                 Letter of Credit Fee                                .325%

                 (e) if the Company's Funded Debt Ratio is less than or equal to 1.6 to 1.0:

                 Type of Rate or Fee                           Applicable Margin
                 -------------------                           -----------------
                 Eurodollar - Based Rate                             .200%
                 Reference Rate - Based Rate                        -.500%
                 Facility Fee                                        .100%
                 Letter of Credit Fee                                .200%

                 Any increase or decrease in the Applicable Margin resulting from a change in the Funded Debt Ratio shall become effective as of the first day of the Fiscal Quarter immediately following the date the financial statements described in Sections 8.1.1(a) and (b) are delivered; provided, however, that any change in the Applicable Margin resulting from a change in the Funded Debt Ratio as of the last day of the fourth Fiscal Quarter of any Fiscal Year shall become effective as of the first day of the second Fiscal Quarter of the following Fiscal Year; and provided, further, that if such financial statements are not delivered during such preceding Fiscal Quarter, the Applicable Margin shall be the amounts defined in clause (a) above until so delivered."

                 "'Borrowing Base' means the product of multiplying the Company's consolidated net Accounts (i.e. gross Accounts less allowance for doubtful Accounts and Accounts originated outside the United States of America, all determined in accordance with GAAP) by
         (a) 1.0625 from the Closing Date through February 1, 1998, (b) .935 from February 2, 1998 through January 31, 1999, and (c) .85 thereafter."

                 "'Commitment Amount' means, on any date, $150,000,000, as such amount may be reduced from time to time pursuant to Section 2.2."

                 "'Percentage' means, relative to any Lender, the percentage set forth opposite its name on Schedule III or set forth in the Lender Assignment Agreement, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreement(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to Section 11.11.";

         3. Amendment of Section 2.5 (Bid Borrowings). Section 2.5 of the Credit Agreement is hereby amended by deleting from clause (b) of the proviso thereto the amount "$45,000,000" and substituting therefor the amount "$50,000,000".

         4. Amendment of Section 2.8 (Notes). Section 2.8 of the Credit Agreement is hereby amended by deleting from the first sentence of subsection
(b) thereof the amount "$45,000,000" and substituting therefor the amount "$50,000,000".

         5. Amendments of Section 8.2.2 (Indebtedness). Section 8.2.2 of the Credit Agreement is hereby amended by deleting subsection (h) thereof in its entirety and substituting therefor the following:

                 "(h)     other unsecured Indebtedness of the Company and its
         Subsidiaries in an aggregate amount not to exceed $50,000,000."

         6.      Amendment of Section 8.2.4(a) (Consolidated Net Worth).
Section 8.2.4(a) of the Credit Agreement is hereby amended by deleting such
Section in its entirety and substituting therefor the following:

                 "(a)     Consolidated Net Worth.  The Company will at all
         times maintain a Consolidated Net Worth of not less than $47,000,000; provided, that commencing January 28, 1996, and as of the last day of each Fiscal Quarter thereafter (each, a 'Measurement Date'), the amount of the Company's Consolidated Net Worth shall be an amount not less than the sum of (i) $47,000,000, plus (ii) an amount equal to 60% of the Company's cumulative Consolidated Net Income for the period from November 1, 1995 through such Measurement Date (without deduction for any negative Consolidated Net Income for any Fiscal Quarter included in such period), plus (iii) the amount of proceeds (less reasonable and customary expenses) from the public sale of any original issue capital stock of the Company received by the Company during the period from August 31, 1994 through such Measurement Date."

         7. Amendment of Section 8.2.4(b) (Funded Debt Ratio). Section 8.2.4(b) of the Credit Agreement is hereby amended by adding at the end thereof the following new sentence:

         "For purposes of calculating compliance with this subsection (b), any Person that has become a Subsidiary during the period of four consecutive Fiscal Quarters included in the calculation shall be treated as if it had been a Subsidiary as of the first day of such period."

         8.      Amendment of Section 8.2.4(c) (Fixed Charge Coverage Ratio).
Section 8.2.4(c) of the Credit Agreement is hereby amended by adding at the end thereof the following new sentence:

         "For purposes of calculating compliance with this subsection (c), any Person that has become a Subsidiary during the period of four consecutive Fiscal Quarters included in the calculation shall be treated as if it had been a Subsidiary as of the first day of such period."

         9.      Amendment of Section 8.2.7 (Consolidation, Merger, etc.).
Section 8.2.7 of the Credit Agreement is hereby amended by inserting the words "or the Treasurer" after the words "chief financial officer" in clause (iii) of the first proviso to subsection (b) thereof.

         10. Addition of Schedule. The Schedules to the Credit Agreement are hereby amended by adding immediately after Schedule II thereto a new
Schedule III in the form of Annex I hereto.

         11. Amendment of Exhibit A-1 (Form of Committed Loan Note). Exhibit A-1 to the Credit Agreement is hereby amended by deleting such Exhibit in its entirety and substituting therefor a new Exhibit A-1 in the form of Annex II hereto.

         12. Amendment of Exhibit A-2 (Form of Bid Loan Note). Exhibit A-2 to the Credit Agreement is hereby amended by deleting such Exhibit in its entirety and substituting therefor a new Exhibit A-2 in the form of Annex III hereto.

         13. Amendment of Exhibit K (Form of Borrowing Base Certificate). Exhibit K to the Credit Agreement is hereby amended by deleting such Exhibit in its entirety and substituting therefor a new Exhibit K in the form of Annex IV hereto.

C.       CONDITIONS PRECEDENT

         This Amendment shall become effective as of the date first above written upon receipt by the Agent of the following documents, all in form and substance satisfactory to the Agent:

         1. Amendment. Counterparts of the this Amendment, duly executed by the Company and all of the Lenders (including the New Lenders).

         2. Notes. A Committed Loan Note in the form of Annex II hereto and a Bid Loan Note in the form of Annex III hereto (collectively, the "New Notes") for the account of each Lender (including each New Lender), in each case dated the date hereof and duly executed and delivered by the Company.

         3. Legal Opinion. An opinion, dated the date hereof and addressed to the Agent and all Lenders (including the New Lenders), from counsel to the Company, (a) confirming that, after giving effect to this Amendment, the opinions contained in the legal opinion delivered by such counsel on the Effective Date (the "October 1996 Opinion") remain in full force and effect; provided that all references in the October 1996 Opinion to the "Credit

Agreement" and the "Notes" shall be deemed to mean the Credit Agreement, as amended hereby (the "Amended Agreement") and the New Notes, respectively, and
(b) permitting the New Lenders to rely on the October 1996 Opinion as if the New Lenders had been party to the Credit Agreement as of the Effective Date and such Opinion had been delivered directly to them as of such Date.

         4. Resolutions, etc. A certificate, dated the date hereof, of the Secretary or Assistant Secretary of the Company as to

                 (a) resolutions of its Board of Directors then in full force and effect authorizing the execution and delivery of this Amendment and the New Notes and the performance of the Amended Agreement and the New Notes; and

                 (b) the incumbency and signatures of those of its officers authorized to act with respect to the Agreement, the Notes and each other Loan Document executed by it (including, without limitation, this Amendment and the New Notes) upon which certificate each Lender may conclusively rely until it shall have received a further certificate of the Secretary or Assistant Secretary of the Company canceling or amending such prior certificate.

         5. Compliance with Section 8.2.7. The Company shall have complied with the requirements set forth in clauses (i) through (iv) of the first proviso to Section 8.2.7(b) of the Credit Agreement with respect to the Acquisition (provided that the certificate referred to in clause (iii) thereof may be signed by either the chief financial officer or the Treasurer of the Company).

         6. Officer's Certificate. A certificate, dated the date hereof, of the chief financial officer or Treasurer of the Company stating that as of the date hereof (both before and after giving effect to this Amendment)

                 (a) the representations and warranties of the Company set forth in Article VII of the Credit Agreement are true and correct as if made on the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

                 (b) no Default has occurred and is continuing.

         7.      Guarantor Consents.  Consents of the Guarantors in the form of
Schedule 1  hereto.

         8. Amendment Fee. An amendment fee in immediately available funds in the aggregate amount of $40,000 for the account of the Lenders, to be allocated in equal amounts among the Lenders.

D.       REPRESENTATIONS AND WARRANTIES

         To induce the Agent, the Co-Agent and the Lenders to enter into this Amendment, the Company hereby represents to the Agent, the Co-Agent and the Lenders that the representations and warranties of the Company contained in
Article VII of the Credit Agreement are true and correct as of the date hereof as though made on and as of such date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); provided, however, that each reference therein to "this Agreement" shall be deemed to be a reference to the Amended Agreement and each reference therein to "the Notes" shall be deemed to be a reference to the New Notes.

E.       THE NEW LENDERS

         Each New Lender hereby acknowledges and confirms that it has received a copy of the Credit Agreement, including the Schedules and Exhibits thereto, together with copies of the documents which were required to be delivered under the Credit Agreement as a condition to the Effective Date thereunder. Each New Lender further confirms and agrees that in becoming a Lender and in making its Commitments and Loans and purchasing participation interests in Letters of Credit under the Credit Agreement, such actions have and will be made without recourse to, or representation or warranty by, the Agent or the Co-Agent. The parties hereby acknowledge and agree that effective upon the date hereof, each New Lender shall be deemed automatically to have become a party to the Amended Agreement and, to the extent of its Percentage as set forth on Annex I hereto, shall have the rights and obligations of a Lender under the Amended Agreement and the other Loan Documents.

F.       MISCELLANEOUS

         1. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified, approved and confirmed in each and every respect. After the effectiveness of this Amendment in accordance with its terms, all references to the Credit Agreement in the Loan Documents or in any other document, instrument, agreement or writing shall be deemed to refer to the Credit Agreement as amended hereby.

         2. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

         3. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

         4. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         5. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

         6. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.




                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                        NORRELL CORPORATION


                                        By: /s/
                                            --------------------------
                                        Title: V.P. Treasurer
                                              ------------------------


                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION,
                                          as Agent


                                        By: /s/ Michael J. McKenney
                                           ---------------------------
                                        Title: Vice President
                                              ------------------------


                                        SUNTRUST BANK, ATLANTA
                                          as Co-Agent


                                        By: /s/ Kevin
                                           ---------------------------
                                        Title: V.P.
                                              ------------------------


                                        BANK OF AMERICA ILLINOIS,
                                          as Lender


                                        By: /s/ Michael J. McKenney
                                           ---------------------------
                                        Title: Vice President
                                              ------------------------


                                        SUNTRUST BANK, ATLANTA
                                          as Lender


                                        By: /s/ Kevin
                                           ---------------------------
                                        Title: V.P.
                                              ------------------------


                                        FIRST UNION NATIONAL BANK OF
                                        GEORGIA, as Lender


                                        By: /s/ Mayla M. Thom
                                           ---------------------------
                                        Title: Vice President
                                              ------------------------

                                        WACHOVIA BANK OF GEORGIA, N.A., as
                                                  Lender


                                        By: /s/
                                           ---------------------------------
                                        Title: Senior Vice President
                                              ------------------------------


                                        THE SAKURA BANK, LIMITED, as Lender


                                        By: /s/
                                           ---------------------------------
                                        Title: Vice President & Sr. Manager
                                              ------------------------------

                                                                      SCHEDULE 1
                                                                    to Amendment


                             AGREEMENT AND CONSENT



         The undersigned Guarantors hereby agree and consent to the terms and provisions of the foregoing First Amendment to Credit Agreement, and agree that the Guaranty executed by the undersigned Guarantors shall remain in full force and effect notwithstanding the provisions of the foregoing First Amendment to Credit Agreement.

         Dated:  As of December 26, 1996


                                        NORRELL SERVICES, INC.,
                                        TASCOR INCORPORATED


                                        By:  /s/
                                           -------------------------------
                                        Title:  Vice President &
                                                   Treasurer



                                        NORRELL TEMPORARY SERVICES, INC.,
                                        NORRELL ASSET MANAGEMENT COMPANY,
                                        NORRELL ENTERPRISES CORPORATION,
                                        NORRELL FINANCE COMPANY


                                        By: /s/
                                           -------------------------------
                                        Title:  Assistant Treasurer

                                                                         ANNEX I
                                                                    to Amendment
                                                                    ------------

                                                                    SCHEDULE III
                                                                    ------------


                                 Percentages
                                 -----------

Lender                                                    Percentage
------                                                    ----------
Bank of America Illinois                                  30.000000000%

SunTrust Bank, Atlanta                                    23.333333334%

First Union National Bank of Georgia                      23.333333334%

Wachovia Bank of Georgia, N.A.                            16.666666666%

The Sakura Bank, Limited                                  06.666666666%

                                                                        ANNEX II
                                                                    to Amendment
                                                                    ------------

                                                                     EXHIBIT A-1
                                                                     -----------

                                    FORM OF
                              COMMITTED LOAN NOTE



$____________________                                          December 26, 1996



         FOR VALUE RECEIVED, the undersigned, NORRELL CORPORATION, a Georgia corporation (the "Company"), promises to pay to the order of________________________________(the "Lender") on the Commitment Termination Date the principal sum of _____________________ DOLLARS ($________________)
or, if less, the aggregate unpaid principal amount of all Committed Loans shown on the schedule attached hereto (and any continuation thereof) made by the Lender pursuant to that certain Amended and Restated Credit Agreement, dated as of October 21, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Company, Bank of America National Trust and Savings Association, as Agent, and SunTrust Bank, Atlanta, as Co-Agent, and the various financial institutions (including the Lender) that are, or may from time to time become, parties thereto.

         The Company also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

         Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Agent pursuant to the Credit Agreement.

         This Note is one of the Committed Loan Notes referred to in, and evidences Indebtedness incurred under the Credit Agreement, to which reference is made for a statement of the terms and conditions on which the Company is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be, or may become, immediately due and payable. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

         All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

         [This Note is issued in substitution for, but not in payment, satisfaction, cancellation or novation of, that certain Note, dated October 21, 1996, in the principal amount of $___________, payable by the Company to the order of the Lender, which was issued pursuant to the Credit Agreement.](1)

         THIS NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

                                        NORRELL CORPORATION


                                        By:
                                            -------------------------------
                                            Title:
                                                   ------------------------











----------------------------
    (1) To be included only in Committed Loan Notes issued to Bank of America Illinois, First Union National Bank of Georgia and SunTrust Bank, Atlanta


                                              COMMITTED LOANS AND PRINCIPAL PAYMENTS

===============================================================================================================================
                AMOUNT OF            INTEREST          AMOUNT OF PRINCIPAL          UNPAID PRINCIPAL
                LOAN MADE            PERIOD                REPAID                     BALANCE
              -------------          (IF APPLICABLE)  ------------------          ----------------
                       EURO-                                     EURO-                       EURO-
            REFERENCE  DOLLAR                         REFERENCE  DOLLAR           REFERENCE  DOLLAR                   NOTATION
   DATE       RATE     RATE                             RATE     RATE               RATE     RATE         TOTAL       MADE BY
   ----       ----     ----                             ----     ----               ----     ----         -----       -------
===============================================================================================================================

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

===============================================================================================================================

                                                                       ANNEX III
                                                                    to Amendment
                                                                    ------------

                                                                     EXHIBIT A-2
                                                                     -----------

                                   FORM OF
                                BID LOAN NOTE



$50,000,000                                                    December 26, 1996



         FOR VALUE RECEIVED, the undersigned, NORRELL CORPORATION, a Georgia corporation (the "Company"), promises to pay to the order of___________________ (the "Lender") the principal amount of each Bid Loan made by the Lender to the Company pursuant to that certain Amended and Restated Credit Agreement, dated as of October 21, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Company, Bank of America National Trust and Savings Association, as Agent and SunTrust Bank, Atlanta, as Co-Agent, and the various financial institutions (including the Lender) that are, or may from time to time become, parties thereto.

         The Company also promises to pay interest on the unpaid principal amount of each Bid Loan from time to time, at the rates per annum and on the dates specified in the Credit Agreement.

         Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the Domestic Office of the Lender specified pursuant to the Credit Agreement.

         This Note is one of the Bid Loan Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a statement of the terms and conditions on which the Company is required to make repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

         All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

         (This Note is issued in substitution for, but not in payment, satisfaction, cancellation or novation of, that certain Note, dated October 21, 1996, in the principal amount of $45,000,000, payable by the Company to the order of the Lender, which was issued pursuant to the Credit Agreement.](1)

         THIS NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

                                        NORRELL CORPORATION


                                        By:
                                            --------------------------------
                                            Title:
                                                   -------------------------












---------------------------

       (1) To be included only in Bid Loan Notes issued to Bank of America Illinois, First Union National Bank of Georgia and SunTrust Bank, Atlanta


                                                 BID LOANS AND PRINCIPAL PAYMENTS

===============================================================================================================================
                AMOUNT OF            INTEREST        AMOUNT OF PRINCIPAL          UNPAID PRINCIPAL
              BID LOAN MADE          PERIOD              REPAID                     BALANCE
              -------------                         ------------------          ----------------
                       EURO-                                   EURO-                       EURO-
            ABSOLUTE   DOLLAR                       ABSOLUTE   DOLLAR           ABSOLUTE   DOLLAR                   NOTATION
   DATE       RATE     RATE                           RATE     RATE               RATE     RATE         TOTAL       MADE BY
   ----       ----     ----                           ----     ----               ----     ----         -----       -------
===============================================================================================================================

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

===============================================================================================================================

                                                                        ANNEX IV
                                                                    to Amendment
                                                                    ------------

                                                                       EXHIBIT K
                                                                       ---------

                         BORROWING BASE CERTIFICATE

The undersigned, being the [Treasurer] (Chief Financial Officer] of NORRELL CORPORATION, a Georgia corporation (the "Company"), hereby executes and delivers this Certificate on behalf of the Company to the Agent, Co-Agent and the Lenders (each as defined in the Amended and Restated Credit Agreement, dated as of October 21, 1996, by and among the Company, the several Lenders listed on the signature pages thereof, Bank of America National Trust and Savings Association, as Agent for said Lenders, and SunTrust Bank, Atlanta, as Co-Agent for said Lenders (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement")). Capitalized terms used herein and not defined herein shall have the meanings specified for such terms in the Credit Agreement.

The undersigned hereby certifies to the Lenders, the Co-Agent and the Agent that:

    1. He is the (Treasurer] (Chief Financial Officer] of the Company and, in such capacity, is authorized to execute and deliver this Certificate for and on behalf of the Company.

    2. As of the date hereof, the sun of the outstanding Loans and Letter of Credit Obligations equals $______________.

    3. As of the date hereof, the Company's consolidated net receivables (gross receivables less allowance for doubtful accounts and receivables originated outside the United States of America determined in accordance with generally accepted accounting principles) are $__________ ("Net Receivables").

    4.    Net Receivables x _______ (1) = $__________________.

    5. Excess of Item (4) over Item (2) $_____________. A deficit requires an immediate payment.

This Certificate made and delivered this ________ day of _____________, 199_.



                                           ----------------------------------
                                           Name:
                                           Title:   [Treasurer]
                                                    [Chief Financial Officer)




---------------------------
      (1) Multiply Net Receivables by (a) 1.0625 for the period from the Closing Date through February 1, 1998; (b) .935 for the period from February 2, 1998 through January 31, 1999; and (c) .85 thereafter